SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2000



                               RIMAGE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Minnesota                       (0-20728)           41-1577970
         ---------                       ---------           ----------
(State or other jurisdiction of     COMMISSION FILE NO.      (I.R.S. Employer
incorporation or organization)                               Identification No.)


     7725 Washington Avenue South
           Minneapolis, MN                                   55439
           ----------------                                  --------
(Address of principal executive offices)                     (Zip Code)


                                 (612) 944-8144
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 1, 2000, Rimage Corporation ("Rimage") completed the acquisition of Cedar Technologies, Inc. ("Cedar"). Pursuant to an Agreement and Plan of Merger dated as of February 25, 2000 (the "Agreement") between Rimage, Cedar, CDR Acquisition, Inc. (a wholly owned subsidiary of Rimage) and five of the shareholders of Cedar, on March 1, 2000, CDR Acquisition, Inc. was merged ("the "Merger") with and into Cedar, Rimage issued 331,664 shares of its common stock for all of the outstanding common stock of Cedar, and Cedar became a wholly owned subsidiary of Rimage. Of such shares, 33,661 shares were placed in an escrow account for one year after the date of the Merger to cover indemnity obligations. Rimage also agreed to assume the obligation to issue approximately 149,376 shares of its common stock upon exercise of outstanding options of Cedar, and 118,596 shares of its common stock upon exercise of outstanding warrants of Cedar. The transaction was intended to qualify as a tax-free exchange with pooling of interests accounting treatment.

         Cedar was founded in 1996 and currently manufactures and markets CDR publication and duplication equipment designed for sale with a lower price point than Rimage's products. Rimage intends to continue to use Cedar's name and distribution channels to sell Cedar's products to this market. Cedar's manufacturing operations will eventually be consolidated with Rimage's. Cedar generated approximately $5 million of revenue during the year ended December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial statements of the business acquired

                  Financial statements are omitted because none of the conditions set forth in SX Rule 1.02(w) exceeded 20% with respect to the business acquired.

         b)       Pro forma financial information

                  Pro forma financial information is omitted because the business acquired did not constitute a "significant business" within the meaning of SX Rule 11-01(b).

         c)       Exhibits

         Exhibit Number                  Description
         --------------                  -----------
               2.1               Agreement and Plan of Merger

               2.2               Escrow Agreement



                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RIMAGE CORPORATION


                                       By /s/ Bernard P. Aldrich
                                       -------------------------
                                          Bernard P. Aldrich, President

Dated: March 7, 2000


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